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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2025

Fortress Credit Realty Income Trust

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56685	99-3367363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas
New York, New York		10105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 798-6100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

August 31, 2025 NAV Per Share

On September 16, 2025, Fortress Credit Realty Income Trust (the “Company” or “we”) reported net asset value (“NAV”) per share for each outstanding class of common shares of the Company as of August 31, 2025, which is set forth below:

NAV per Share
Class B	$20.1590
Class R	$20.0215
Class J-1	$20.0276
Class J-2	$20.0124
Class J-4	$20.2498
Class S	$20.2314
Class I	$20.2300
Class E	$20.1374

Net Asset Value

A detailed calculation of the NAV per share is set forth below. We calculate NAV per share in accordance with the valuation guidelines that have been approved by our board of trustees. Our total NAV presented in the following tables includes the NAV of our outstanding classes of common shares, which includes Class B, Class R, Class J-1, Class J-2, Class J-4, Class S, Class I and Class E common shares. The following table provides a breakdown of the major components of our NAV as of August 31, 2025 (amounts in thousands):

Components of NAV	Amount
Commercial real estate loan investments	$1,618,699
Investments in real estate-related assets	366,316
Cash and cash equivalents	111,928
Restricted cash	119,372
Other assets	19,776
Secured debt arrangements	(802,044)
Subscriptions received in advance	(40,007)
Revolving credit facilities	(214,095)
Distribution payable	(6,835)
Due to affiliate	(2,216)
Other liabilities	(44,693)
Non-controlling interests	(24,395)
Net Asset Value	$1,101,806
Number of outstanding shares	54,785

The following table provides a breakdown of our total NAV and NAV per share by class as of August 31, 2025 (amounts in thousands, except per share data):

	Net Asset Value	Number of Outstanding Shares	NAV per Share as of August 31, 2025
Class B	$460,419	22,840	$20.1590
Class R	88,994	4,445	$20.0215
Class J-1	313,485	15,653	$20.0276
Class J-2	66,283	3,312	$20.0124
Class J-4	70,969	3,505	$20.2498
Class S	12,831	634	$20.2314
Class I	62,919	3,110	$20.2300
Class E	25,906	1,286	$20.1374
Total	$1,101,806	54,785

The following table provides a breakdown of the major components of NAV as of July 31, 2025 (amounts in thousands):

Components of NAV	Amount
Commercial real estate loan investments	$1,444,995
Investments in real estate-related assets	397,570
Cash and cash equivalents	108,385
Restricted cash	118,353
Other assets	14,238
Secured debt arrangements	(674,339)
Subscriptions received in advance	(37,934)
Revolving credit facilities	(245,177)
Distribution Payable	(6,373)
Due to affiliate	(2,778)
Other liabilities	(36,765)
Non-controlling interests	(18,913)
Net Asset Value	$1,061,262
Number of outstanding shares	52,810

The following table provides a breakdown of our total NAV and NAV per share by class as of July 31, 2025 (amounts in thousands, except per share data):

	Net Asset Value	Number of Outstanding Shares	NAV per Share as of July 31, 2025
Class B	$450,418	22,358	$20.1458
Class R	88,808	4,438	$20.0098
Class J-1	312,298	15,603	$20.0158
Class J-2	65,964	3,298	$20.0006
Class J-4	59,152	2,922	$20.2418
Class S	10,958	542	$20.2247
Class I	47,798	2,364	$20.2192
Class E	25,866	1,285	$20.1243
Total	$1,061,262	52,810

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Credit Realty Income Trust

Dated: September 19, 2025	By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss Title: Chief Financial Officer